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                                                                    EXHIBIT 23.9

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Strategic Alternatives, Inc.:

     We consent to the use of our report on the financial statements of Strategic Alternatives, Inc. as of September 30, 1998 and for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          --------------------------------------

St. Petersburg
April 14, 2000